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                                                                    Exhibit 10.2


                            REGISTRATION RIGHTS AGREEMENT

                                    by and between

                                 ACCURIDE CORPORATION

                                    as Issuer and

                              HUBCAP ACQUISITION L.L.C.

                                     as Investors

                             Dated as of January 21, 1998

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                            REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the "Agreement") is made and entered into as of January 21, 1998, by and among Accuride Corporation, a Delaware corporation (the "Issuer"), and Hubcap Acquisition L.L.C., a Delaware limited liability company ("Hubcap").

          This Agreement is made pursuant to that certain Stock Subscription and Redemption Agreement, dated as of November 17, 1997, by and among the Issuer, Hubcap and Phelps Dodge Corporation (the "Stock Subscription Agreement"). In order to induce the Investors to consummate the transactions contemplated by the Stock Subscription Agreement, the Issuer has agreed to provide the registration rights set forth in this Agreement.

          In consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

     1.   DEFINITIONS

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          AFFILIATE: With respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

          BOARD:  The Board of Directors of the Issuer.

          COMMON STOCK: The Common Stock, par value $0.01 per share, of the Issuer.

          DEMAND-NOTICE:  see Section 3(a) hereof.

          DEMAND REGISTRATION:  A registration pursuant to Section 3(a) hereof.

          EXCHANGE ACT: The Securities Exchange Act of 1934, as amended from time to time.

          HOLDER: Any party hereto (other than the Issuer) and any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.

          INVESTORS: Hubcap and any of its Affiliates which hold Registrable Securities, collectively.

          NASD:  National Association of Securities Dealers, Inc.

          PERSON: An individual, partnership, limited liability company, joint venture, corporation, trust or unincorporated organization, a government or any department, agency or political subdivision thereof or other entity.

          PIGGYBACK NOTICE:  See Section 4(a) hereof.

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          PIGGYBACK REGISTRATION:  A registration pursuant to Section 4 hereof.

          PROSPECTUS: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          REGISTRABLE SECURITIES: All shares of Common Stock issuable on the date hereof to the Investors pursuant to the Stock Subscription Agreement and any securities of the Issuer which may be issued or distributed with respect to, or in exchange or substitution for, or conversion of, such Common Stock and such other securities pursuant to a stock dividend, stock split or other distribution, merger, consolidation, recapitalization or reclassification or otherwise; PROVIDED, HOWEVER, that any Registrable Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective under the Securities Act and such Registrable Securities have been disposed of in accordance with the plan of distribution set forth in such Registration Statement, (ii) such Registrable Securities are distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (iii) such Registrable Securities shall have been otherwise transferred to a Person other than an Investor and new certificates for them not bearing a legend restricting further transfer under the Securities Act shall have been delivered by the Issuer; and PROVIDED, FURTHER, that any securities that have ceased to be Registrable Securities cannot thereafter become Registrable Securities and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities is not a Registrable Security.

          REGISTRATION:  A Demand Registration or a Piggyback Registration.

          REGISTRATION EXPENSES:  See Section 7 hereof.

          REGISTRATION STATEMENT: Any registration statement of the Issuer which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          SEC:  The Securities and Exchange Commission.

          SECURITIES ACT: The Securities Act of 1933, as amended from time to time.

          UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A sale of securities of the Issuer to an underwriter for reoffering to the public.

     2.   SECURITIES SUBJECT TO THIS AGREEMENT

          (a) REGISTRABLE SECURITIES. The securities entitled to the benefits of this Agreement are the Registrable Securities.

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          (b)  HOLDERS OF REGISTRABLE SECURITIES.  A Person is deemed to be a
Holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been affected and disregarding any legal restrictions upon the exercise of such right.

     3.   DEMAND REGISTRATION

          (a) RIGHT TO DEMAND; DEMAND NOTICES. Subject to the provisions of this Section 3 at any time and from time to time commencing 30 days after the date hereof, the Investors may make a written request to the Issuer for registration under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities. Promptly upon receipt of any such request (but in no event more than five business days thereafter), the Issuer will serve written notice (the "Demand Notice") of such registration request to all Holders, and the Issuer will include in such registration all Registrable Securities of any Holder with respect to which the Issuer has received written requests for inclusion therein within 10 days after the Demand Notice has been given to the applicable Holders. All requests made pursuant to this Section 3 will specify the aggregate amount of Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

          (b) ISSUER'S RIGHT TO DEFER REGISTRATION. If the Issuer is requested to effect a Demand Registration and the Issuer furnishes to the Investors requesting such registration a copy of a resolution of the Board certified by the secretary of the Issuer stating that in the good faith judgment of the Board it would be adverse to the Issuer and its securityholders for such registration statement to be filed on or before the date such filing would otherwise be required hereunder, the Issuer shall have the right to defer such filing for a period of not more than 90 days after receipt of the request for such registration from such Investors. If the Issuer shall so postpone the filing of a registration statement and if the Investors within 30 days after receipt of the notice of postponement advise the Issuer in writing that such Investors have determined to withdraw such request for registration, then such Demand Registration shall be deemed to be withdrawn and such request shall be deemed not to have been exercised for purposes of determining whether the Holders included in such Demand Registration are required to pay their PRO RATA portion of the Registration Expenses pursuant to Section 3(d) hereof.

          (c) REGISTRATION STATEMENT FORM. Registrations under this Section 3 shall be on such appropriate registration form of the SEC (i) as shall be selected by the Issuer and as shall be reasonably acceptable to the Investors and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Investors' request for such registration. If, in connection with any registration under this Section 3 which is proposed by the Issuer to be on Form S-3 or any successor form to such Form, the managing underwriter, if any, shall advise the Issuer in writing that in its opinion the use of another permitted form is of material importance to the success of the offering, then such registration shall be on such other permitted form.

          (d) EXPENSES. The Issuer will pay all Registration Expenses in connection with the first six (6) Demand Registrations of Registrable Securities pursuant to this Section 3

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upon the written request of the Investors.  All expenses for any subsequent
Demand Registrations of Registrable Securities pursuant to this Section 3 shall be paid PRO RATA by the Issuer and all other Persons (including the Holders) participating in such Demand Registration on the basis of the relative number of shares of Common Stock of each such Person included in such registration.

          (e) EFFECTIVE REGISTRATION STATEMENT. The Issuer shall be deemed to have effected a Demand Registration if (i) the Registration Statement relating to such Demand Registration is declared effective by the SEC; PROVIDED, HOWEVER, that no Demand Registration shall be deemed to have been effected if (x) such registration, after it has become effective, is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court by reason of an act or omission by the Issuer or (y) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied because of an act or omission by the Issuer (other than a failure of the Issuer or any of its representatives to execute or deliver any closing certificate by reason of facts or circumstances not within the control of the Issuer or such representatives) or (ii) at any time after the Investors request a Demand Registration and prior to the effectiveness of the Registration Statement, the preparation of such Registration Statement is discontinued or such Registration Statement is withdrawn or abandoned at the request of the Investors unless such Investors have elected to pay and have paid to the Issuer in full the Registration Expenses in connection with such Registration Statement.

          (e) PRIORITY ON DEMAND REGISTRATIONS. If the managing underwriter or agent of a Demand Registration (or, in the case of a Demand Registration not being underwritten, any of the Investors), advises the Issuer in writing that in its opinion the number of securities requested to be included in such Demand Registration exceeds the number which can be sold in the offering covered by such Demand Registration without a significant adverse effect on the price, timing or distribution of the securities offered, the Issuer will include in such registration only the number of securities that, in the opinion of such underwriter or agent (or any of the Investors, as the case may be), can be sold without a significant adverse effect on the price, timing or distribution of the securities offered, selected PRO RATA among the Holders which have requested to be included in such Demand Registration based upon the relative aggregate amount of gross proceeds to be received by such Holders in such offering to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such underwriters or agent (or any of the Investors, as the case may be).

          The Issuer and other holders of securities of the Issuer may include such securities in such Registration if, but only if, such underwriter or agent (or any of the Investors, as the case may be) concludes that such inclusion will not interfere with the successful marketing of all the Registrable Securities requested to be included in such registration.

          (g) SELECTION OF UNDERWRITERS. If any offering pursuant to a Demand Registration involves an Underwritten Offering, the Holders of a majority of the Registrable Securities included in such Demand Registration shall have the right to select the managing

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underwriter or underwriters to administer the offering, which managing underwriters shall a firm of nationally recognized standing and reasonably satisfactory to the Issuer.

     4.   PIGGYBACK REGISTRATIONS

          (a) PARTICIPATION. Subject to Sections 4(b) and 10 hereof, if at any time after the date hereof the Issuer files a Registration Statement (other than a registration on Form S-4 or S-8 or any successor form to such Forms or any registration of securities as it relates to an offering and sale to management of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement) with respect to an offering that includes any shares of Common Stock, then the Issuer shall give prompt notice (the "Initial Notice") to the Investors and the Investors shall be entitled to include in such Registration Statement the Registrable Securities held by them. If the Investors elect to include any or all of their Registrable Securities in such Registration Statement, then the Issuer shall give prompt notice (the "Piggyback Notice") to each Holder (excluding the Investors) and each such Holder shall be entitled to include in such Registration Statement the Registrable Securities held by it. The Initial Notice and Piggyback Notice shall offer the Investors and the Holders, respectively, the opportunity to register such number of shares of Registrable Securities as each Investor and each Holder may request and shall set forth (i) the anticipated filing date of such Registration Statement and
(ii) the number of shares of Common Stock that is proposed to be included in such Registration Statement. The Issuer shall include in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within 15 days after the Initial Notice and 7 days after the Piggyback Notice has been given.

          (b) UNDERWRITER'S CUTBACK. Notwithstanding the foregoing, if a Registration pursuant to this Section 4 involves an Underwritten Offering and the managing underwriter or underwriters of such proposed Underwritten Offering delivers an opinion to the Holders that the total or kind of securities which such Holders and any other persons or entities intend to include in such offering would be reasonably likely to adversely affect the price, timing or distribution of the securities offered in such offering, then the Issuer shall include in such Registration (i) first, 100% of the securities the Issuer, or the Person initiating such Registration, proposes to sell, and (ii) second, to the extent of the amount of securities which all other Holders have requested to be included in such Registration, which, in the opinion of the managing underwriter or underwriters, can be sold without such adverse effect referred to above, such amount to be allocated PRO RATA among all other Holders based upon the relative aggregate amount of gross proceeds to be received by any other Holders in the offering.

          (c) EXPENSES. The Issuer will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 4.

          (d) ISSUER CONTROL. The Issuer may decline to file a Registration Statement after giving the Initial Notice or the Piggyback Notice, or withdraw a Registration Statement after filing and after such Piggyback Notice, but prior to the effectiveness of the Registration Statement, provided that the Issuer shall promptly notify each Holder in writing of any such

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action and provided further that the Issuer shall bear all reasonable expenses incurred by such Holder or otherwise in connection with such withdrawn Registration Statement.

          (e) NO EFFECT ON DEMAND REGISTRATIONS. No registration effected under this Section 4 shall be deemed to have been effected pursuant to Section 3 hereof or shall relieve the Issuer of its obligation to effect any registration upon request under Section 3 hereof.

     5.   HOLD-BACK AGREEMENTS

          (a) RESTRICTIONS ON PUBLIC SALE BY HOLDER OF REGISTRABLE SECURITIES. Each Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to Sections 3 and 4 hereof agrees, if requested by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Issuer the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the 7-day period prior to, and during the 90-day period (or such longer period of up to 180 days as may be required by such underwriter) beginning on, the effective date of any Registration Statement in which such Holders are participating (except as part of such Registration) or the commencement of the public distribution of securities, to the extent timely notified in writing by the Issuer or the managing underwriters.

          (b) RESTRICTIONS ON PUBLIC SALE BY THE ISSUER AND OTHERS. The Issuer agrees not to effect any public sale or distribution of any securities the same as or similar to those being registered by the Issuer, or any securities convertible into or exchangeable or exercisable for such securities, during the 7-day period prior to, and during the 90-day period (or such longer period of up to 180 days as may be required by such underwriter) beginning with, the effective date of a Registration Statement filed under Sections 3 and 4 hereof or the commencement of the public distribution of securities to the extent timely notified in writing by a Holder or the managing underwriters (except as part of such registration, if permitted, or pursuant to registrations on Forms S-4 or S-8 or any successor form to such Forms or any registration of securities for offering and sale to management of the Issuer pursuant to any employee stock plan or other employee benefit plan arrangement). The Issuer agrees to use reasonable efforts to obtain from each holder of its securities the same as or similar to those being registered by the Issuer, or any securities convertible into or exchangeable or exercisable for any of such securities, an agreement not to effect any public sale or distribution of such securities (other than securities purchased in a public offering) during such period, except as part of any such registration if permitted.

          (c) NO INCONSISTENT AGREEMENTS. Except with respect to the piggyback registration rights described in Section 10 hereof, the Issuer will not enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders by this Agreement.

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     6.   REGISTRATION PROCEDURES

          In connection with the Issuer's Registration obligations pursuant to Sections 3 and 4 hereof, the Issuer will use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Issuer will as expeditiously as possible:

          (a) prepare and file with the SEC a Registration Statement or Registration Statements relating to the applicable Demand Registration or Piggyback Registration including all exhibits and financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective; PROVIDED, that the Issuer will furnish copies of any amendments or supplements in the form filed with respect to any Piggyback Registration, simultaneously with the filing of such amendments or supplements;

          (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 180 days (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as in the opinion of counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (c) notify the selling Holders and the managing underwriters, if any, and (if requested) confirm such advice in writing, as soon as practicable after notice thereof is received by the Issuer (i) when the Registration Statement or any amendment thereto has been filed or becomes effective, the Prospectus or any amendment or supplement to the Prospectus has been filed, and, to furnish such selling Holders and managing underwriters with copies thereof, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any preliminary Prospectus or Prospectus or the initiation or threatening of any proceedings for such purposes, (iv) if at any time the representations and warranties of the Issuer contemplated by paragraph (m) below cease to be true and correct and (v) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (d) promptly notify the selling Holders and the managing underwriters, if any, at any time prior to nine months after the time of issue of the Prospectus, when the Issuer

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becomes aware of the happening of any event as a result of which the Prospectus included in such Registration Statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein (in the case of the Prospectus and any preliminary Prospectus, in light of the circumstances under which they were made) when such Prospectus was delivered not misleading or, if for any other reason it shall be necessary during such time period to amend or supplement the Prospectus in order to comply with the Securities Act and, in either case as promptly as practicable thereafter, prepare and file with the SEC, and furnish without charge to the selling Holders and the managing underwriters, if any, a supplement or amendment to such Prospectus which will correct such statement or omission or effect such compliance;

          (e) make every reasonable effort to obtain the withdrawal of any stop order or other order suspending the use of any preliminary Prospectus or Prospectus or suspending any qualification of the Registrable Securities;

          (f) if requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of a majority of the Registrable Securities being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (g) furnish to each selling Holder and each managing underwriter, without charge, one executed copy and as many conformed copies as they may reasonably request, of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (h) deliver to each selling Holder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (it being understood that the Issuer consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto) and such other documents as such selling Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Holder;

          (i) on or prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify, and cooperate with the selling Holders, the managing underwriter or agent, if any, and their respective counsel in connection with the

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registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such seller, underwriter or agent reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of the Registrable Securities covered by the Registration Statement; PROVIDED that the Issuer will not be required to qualify generally to do business in any jurisdiction where it in not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (j) cooperate with the selling Holders and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

          (k) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (l) not later than the effective date of the applicable Registration, provide a CUSIP number for all Registrable Securities and provide the applicable trustee or transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

          (m) make such representations and warranties to the Holders of Registrable Securities being registered, and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in primary underwritten public offerings;

          (n) enter into such customary agreements (including an underwriting agreement) and take all such other actions as the majority of the Holders of any Registrable Securities being sold or the managing underwriter or agent, if any, reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities;

          (o) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Issuer, upon consummation of the sale of such Registrable Securities to the underwriters (the "Closing Date") in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

          (p) obtain for delivery to the Issuer and the underwriter or agent, with copies to the Holders, a cold comfort letter from the Issuer's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort

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letters as the managing underwriter or the Holders of a majority of the
Registrable Securities being sold reasonably request, dated the effective date of the Registration Statement and brought down to the Closing Date;

          (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

          (r) make available for inspection by a representative of the Holders of a majority of the Registrable Securities, any underwriter participating in any disposition pursuant to such Registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Issuer, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration; PROVIDED that any records, information or documents that are designated by the Issuer in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by law;

          (s) use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

          (t) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into the Registration Statement or the Prospectus, provide copies of such document to counsel for the selling Holders and to the managing underwriters, if any;

          (u) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement; and

          (v) use its best efforts to list (if such Registrable Securities are not already listed) all Registrable Securities covered by such Registration Statement on The New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market.

          The Issuer may require each Holder of Registrable Securities as to which any Registration is being effected to furnish to the Issuer such information regarding the distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Issuer may from time to time reasonably request in writing. Each Holder agrees to furnish such information to the Issuer and to cooperate with the Issuer as necessary to enable the Issuer to comply with the provisions of this Agreement.

          Each Holder agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Issuer of the happening of any event of the kind described in

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Section 6(d) hereof, such Holder will forthwith discontinue disposition of
Registrable Securities pursuant to such Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(d) hereof, or until it is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Issuer, such Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

     7.   REGISTRATION EXPENSES

          All expenses incident to the Issuer's performance of or compliance with this Agreement, including without limitation (i) all registration and filing fees, and any other fees and expenses associated with filings required to be made with any stock exchange, the SEC and the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel as may be required by the rules and regulations of the NASD), (ii) all fees and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters or selling Holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or the majority of the Holders of the Registrable Securities being sold may designate), (iii) all printing and related messenger and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses), () all fees and disbursements of counsel for the Issuer and of all independent certified public accountants of the Issuer (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (iv) Securities Act liability insurance if the Issuer so desires or the underwriters so require,
(v) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees,
(vi) all reasonable fees and disbursements of one counsel selected by the Holders of the Registrable Securities being registered to represent such Holders in connection with such registration, (vii) all fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, excluding underwriting discounts and commissions and transfer taxes, if any, and fees and disbursements of counsel to underwriters (other than such fees and disbursements incurred in connection with any registration or qualification of Registrable Securities under the securities or blue sky laws of any state), and (viii) fees and expenses of other Persons retained by the Issuer (all such expenses being herein called "Registration Expenses"), will be borne by the Issuer, regardless of whether the Registration Statement becomes effective (except as provided in Section 3(e) hereof). The Issuer will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

     8.   INDEMNIFICATION

          (a) INDEMNIFICATION BY ISSUER. The Issuer agrees to indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers, directors and employees and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Issuer by such Holder expressly for use therein; PROVIDED, HOWEVER, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary Prospectus if (i) such Holder failed to deliver or cause to be delivered a copy of the Prospectus to the Person asserting such loss, claim, damage, liability or expense after the Issuer had furnished such Holder with a sufficient number of copies of the same and
(ii) the Prospectus completely corrected in a timely manner such untrue statement or omission; and PROVIDED, FURTHER, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus and the Holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense after the Issuer had furnished such Holder with a sufficient number of copies of the same. The Issuer will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested.

          (b)  INDEMNIFICATION BY SELLING HOLDER OF UNDERLYING SECURITIES.
In connection with each Registration, each selling Holder will furnish to the Issuer in writing such information and affidavits as the Issuer reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, the Issuer, its directors and officers and each Person who controls the Issuer (within the meaning of the Securities Act) against any losses, claims, damages or liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such selling Holder to the Issuer specifically for inclusion in such Registration Statement or Prospectus and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting such loss, claim, damage, liability or expense. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Issuer shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (i) give prompt (but in any event within 30 days after such Person has actual knowledge of the facts constituting the basis for indemnification) written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; PROVIDED, HOWEVER, that any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is prejudiced by reason of such delay or failure; PROVIDED, FURTHER HOWEVER, that any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless
(a) the indemnifying party has agreed in writing to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, based upon advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), PROVIDED that an indemnified party shall not be required to consent to any settlement involving the imposition of equitable remedies or involving the imposition of any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. No indemnifying party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. Whenever the indemnified party or the indemnifying party receives a firm offer to settle a claim for which indemnification is sought hereunder, it shall promptly notify the other of such offer. If the indemnifying party refuses to accept such offer within 20 business days after receipt of such offer (or of notice thereof), such claim shall continue to be contested and, if such claim is within the scope of the indemnifying party's indemnity contained herein, the indemnified party shall be indemnified pursuant to the terms hereof. If the indemnifying party notifies the indemnified Party in writing that the indemnifying party desires to accept such offer, but the indemnified party refuses to accept such offer within 20 business days after receipt of such notice, the indemnified party may continue to contest such claim and, in such event, the total maximum liability of the indemnifying party to indemnify or otherwise reimburse the indemnified party hereunder with respect to such claim shall be limited to and shall not exceed the amount of such offer, plus reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and disbursements) to the date of notice that the indemnifying party desires to accept such offer, PROVIDED that this sentence shall not apply to any settlement of any claim involving the imposition of equitable remedies or to any settlement imposing any material obligations on such indemnified party other than financial obligations for which such indemnified party will be indemnified hereunder. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim in any one jurisdiction, unless in the written opinion of counsel to the indemnified party, reasonably satisfactory to the indemnifying party, use of one counsel would be expected to give rise to a conflict of interest between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one such additional counsel.

          (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in this Section 8 (with appropriate modifications) shall be given by the Issuer and each seller of Registrable Securities with respect to any required registration or other qualification of securities under federal or state law or regulation of governmental authority other than the Securities Act.

          (e) CONTRIBUTION. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that no selling Holder shall be required to contribute in an amount greater than the dollar amount of the proceeds received by such selling Holder with respect to the sale of any securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     9.   RULE 144

          The Issuer covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemption provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Issuer will deliver to such Holder a written statement as to whether it has complied with such information and requirements. Notwithstanding anything contained in this Section 9, the Issuer may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

     10.  ADDITIONAL PARTIES

          The Issuer may enter into various stockholder's and stock option agreements on or subsequent to the date hereof with certain key employees of the Issuer or one of its subsidiaries (the "Management Investors") pursuant to which the Management Investors will agree to purchase and/or will receive options to purchase shares of Common Stock. In addition, the Issuer may enter into one or more stockholder's agreements on or subsequent to the date hereof with Phelps ("Phelps", and, collectively with the Management Investors, the "Additional Investors"). Such agreements may provide that (i) in the event the Issuer registers shares of Common Stock held by the Investors, the Additional Investors have the right, subject to certain conditions, to require the Issuer to register under the Securities Act shares of Common Stock held by them, and (ii) the Additional Investors will agree to be bound by all of the terms, conditions and obligations of this Agreement. Each of the parties hereto acknowledges the registration rights of the Additional Investors and agrees that the Issuer's obligations under this Agreement, including, in particular, its obligations under Section 4(b) hereof, coincide with its obligations to the Additional Investors, with respect to registration rights. The parties hereto agree that
(i) each of each Management Investor and Phelps is a third-party beneficiary of
Section 4(c) hereof to the extent such Additional Investor has the right to require the Issuer to register under the Securities Act shares of Common Stock held by him upon receiving notice of a Registration requested by the Investors pursuant to Section 4 hereof, and (ii) such Additional Investor shall have no rights to request Registration under Section 3 hereof.

     11.  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

          No Person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this
Section 11 shall be construed to create any additional rights regarding the Registration of Registrable Securities in any Person otherwise than as set forth herein.

     12.  MISCELLANEOUS

          (a) REMEDIES. Remedies for breach by the Issuer of its obligations to register the Registrable Securities shall be as set forth herein. Each Holder, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, any not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuer has obtained the written consent of the Holders of a majority of the outstanding Registrable

Securities; PROVIDED, HOWEVER, that the Issuer and the Investors may amend, modify or supplement the provisions of this Agreement and may waive or consent to departures from the provisions hereof, without the consent of the Holders of a majority of the outstanding Registrable Securities so long as such amendment, modification, supplement, waiver or consent does not adversely affect the rights of Holders of Registrable Securities hereunder or so long as such amendment, modification, supplement, waiver or consent affects the rights of the Investors and other Holders of Registrable Securities hereunder equally.

          (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

               (i) if to a Holder, at the most current address given by such Holder to the Issuer in accordance with the provisions of this Section 12(c), which address initially is, with respect to the Investors, c/o Kohlberg Kravis Roberts & Co., 2800 Sand Hill Road, Suite 200, Menlo Park, California 94025,
Attention:  James H. Greene, Jr.; and

               (ii) if to the Issuer, initially at the address set forth below and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12(c): c/o Kohlberg Kravis Roberts & Co., 2800 Sand Hill Road, Suite 200, Menlo Park, California 94025, Attention: James
H. Greene, Jr.

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; 4 business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged by addressee, if by facsimile transmission; and on the next business day it timely delivered to an air courier guaranteeing overnight delivery.

          (d) SUCCESSORS AND ASSIGNS. This Agreement including, without limitation, all registration rights in connection with the ownership of all or a portion of the Registrable Securities pursuant to Sections 3 and 4 hereof, shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment subsequent Holders of Registrable Securities.

          (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (g) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

          (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the securities issued pursuant to the Stock Purchase Agreements. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matters.

          (j) ADDITIONAL RIGHTS. If the Issuer at any time grants to any other holder of Common Stock any rights to request the Issuer to effect the Registration of any shares of Common Stock, or any "piggyback" registration rights with respect to shares of Common Stock, on terms that are more favorable to such holders than the terms set forth herein, then the terms of this Agreement shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

          (k) LIMITED LIABILITY OF PARTNERS. Notwithstanding any provision hereof, none of the obligations of Hubcap under this Agreement shall be an obligation of any officer, director, member, limited partner or general partner of Hubcap or its Affiliates. Any liability or obligation of Hubcap arising out of this Agreement shall be limited to and satisfied only out of the assets of Hubcap.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

The Issuer:                                  ACCURIDE CORPORATION,
                                             a Delaware corporation


                                             By:  /s/ William P. Greubel
                                                ------------------------

                                             Its: President


Investor:                                    HUBCAP ACQUISITION L.L.C.,
                                             a Delaware limited liability
                                             company


                                             By: /s/ James H. Greene, Jr.
                                                -------------------------

                                             Its: President